HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2022 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 10% AND ASSETS UNDER MANAGEMENT GROWING BY 34% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – August 3, 2021 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the first fiscal quarter ended June 30, 2021.

FIRST QUARTER FISCAL 2022 HIGHLIGHTS

•Assets under management – Total assets under management of $92 billion grew 34% year-over-year. Fee-earning assets under management increased 10% to $43 billion over the same period.

•Revenue – Management and advisory fees of $74 million for the quarter represents growth of 10% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $809 million was up 160% year-over-year.

•Earnings per share – GAAP EPS of $0.78 on $28 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.35 per share of Class A common stock to record holders at the close of business on September 15, 2021 that will be paid on October 6, 2021. The target full-year dividend of $1.40 represents a 12% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its first quarter fiscal 2022 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “This fiscal quarter marked the 30th anniversary for Hamilton Lane. As I look back on the last three decades, I’m extremely proud of all that we have accomplished. Our focus on innovation and growth has allowed us to meet the needs of our clients within an evolving and increasingly complex asset class, and we look forward to continuing this leadership position into the future.”

Conference Call
Hamilton Lane will discuss first quarter fiscal 2022 results in a webcast and conference call today, Tuesday, August 3, 2021, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 6336659. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 869-1189 or (706) 643-5902 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading private markets investment management firm providing innovative solutions to sophisticated investors around the world. Dedicated exclusively to private markets investing for 30 years, the firm currently employs approximately 475 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $757 billion in assets under management and supervision, composed of $92 billion in discretionary assets and $665 billion in advisory assets, as of June 30, 2021. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as amended, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2022 First Quarter Results Earnings Presentation - August 3, 2021

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Mario Giannini Chief Executive Officer Atul Varma Chief Financial Officer John Oh Investor Relations Manager

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $92 billion and $43 billion, respectively, as of June 30, 2021, increases of 34% and 10%, respectively, compared to June 30, 2020 • Management and advisory fees increased 10% compared to the three months ended June 30, 2020 USD in millions except per share amounts Q1 FY22 vs. Q1 FY21 vs. Q4 FY21 Management and advisory fees $73.9 10% (8) % GAAP net income $28.2 768% (29) % GAAP EPS $0.78 609% (22) % Non-GAAP EPS1 $0.84 546% (12) % Fee Related Earnings1 $33.4 21% (8) % Adjusted EBITDA1 $40.2 27% (20) % • Declared a quarterly dividend of $0.35 per share of Class A common stock to record holders at the close of business on September 15, 2021 1Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 6/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 CAGR: 21% Y-o-Y Growth AUM: 34 % AUA: 49% $757B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 665 $ 92 $66 $581 $76

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $18 $21 $22 $25 $26 $24 $26 $9 $10 $11 $14 $16 $15 $16 Customized Separate Accounts Specialized Funds Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Jun-20 Jun-21 $0 $10 $20 $30 $40 $50 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 12% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding 1Reflects retroactive fees of $3.8M from latest secondary fund Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 5th secondary fund and 6th credit-oriented fund • Fundraising 5th direct equity fund, 7th credit-oriented fund and evergreen funds .55%.55%.56% .56% .60% .57%1 $39 $39 $27 $31 $34 $42 $43

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Select funds in market: • Direct equity fund • Credit-oriented fund • Evergreen fund Typically larger clients with wide- ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $2.1B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $1.7B year-over-year increase in FEAUM • Closings during Q1 FY22: ◦ Direct equity fund: $223M • $218B year-over-year increase in AUA AUM AUA

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees



YTD
Y-o-Y Growth: 10%
USD in Millions
$67
$74
Q1 FY21
Q1 FY22



Long-Term Growth
CAGR: 13%
USD in Millions
$158
$289
FY16
FY21

- Recurring management and advisory fees represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 10%

Incentive Fees



YTD
Y-o-Y Growth: 106%
USD in Millions
$2
$5
Q1 FY21
Q1 FY22



Long-Term Growth
CAGR: 18%
USD in Millions
$23
$52
FY16
FY21

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $809M as of 6/30/21 diversified across 3,000+ assets and over 80 funds
- Timing of realizations unpredictable

Total Revenues



YTD
Y-o-Y Growth: 13%
USD in Millions
$70
$79
Q1 FY21
Q1 FY22



Long-Term Growth
CAGR: 14%
USD in Millions
$181
$342
FY16
FY21

- Total revenues increased by 13%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets

8

9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $366 $311 $809 60 56 83 Unrealized Carried Interest Vehicles in Unrealized Carry Position Jun-19 Jun-20 Jun-21 0 30 60 90 $0 $150 $300 $450 $600 $750 $900 Unrealized Carry by Age < 5 years 34% 5-8 years 49% 8-12 years 14% > 12 years 3%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD


Y-o-Y Growth: 768%
USD in Millions
$3
$28
Q1 FY21
Q1 FY22

Long-Term Growth


USD in Millions
N/A[1]
$98
FY16
FY21

- $28M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD


Y-o-Y Growth: 27%
USD in Millions
$32
$40
Q1 FY21
Q1 FY22

Long-Term Growth


CAGR: 20%
USD in Millions
$68
$168
FY16
FY21

- Y-o-Y increase of 27% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]

YTD


Y-o-Y Growth: 21%
USD in Millions
$28
$33
Q1 FY21
Q1 FY22

Long-Term Growth


CAGR: 13%
USD in Millions
$70
$130
FY16
FY21

- Y-o-Y growth of 21%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets
10

11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $120 $137 $154 $208 $374 $384 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Jun-21 $0 $50 $100 $150 $200 $250 $300 $350 $400 • For 6/30/21, the total investment balance consisted of: ◦ ~$265M in equity method investments in our funds ◦ ~$119M in technology related and other investments • Modest leverage • $148M of debt as of 6/30/21 US D in M ill io ns Leverage $75 $163 $148 Jun-20 Mar-21 Jun-21 $0 $50 $100 $150 $200

12Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2022 First Quarter Results Earnings Presentation - August 3, 2021

13Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2020	March 31, 2021	June 30, 2021	YoY Change %	QoQ Change %
Management and advisory fees	$67,267	$80,531	$73,884	10 %	(8)%
Incentive fees	2,244	18,622	2,364	5 %	(87)%
Consolidated variable interest entities related:					
Incentive fees	233	3,724	2,747	1,079 %	(26)%
Total revenues	**69,744**	**102,877**	**78,995**	**13 %**	**(23)%**
Compensation and benefits	30,351	42,405	26,732	(12)%	(37)%
General, administrative and other	10,560	14,232	16,154	53 %	14 %
Consolidated variable interest entities related:					
General, administrative and other	—	378	359	N/A	(5)%
Total expenses	**40,911**	**57,015**	**43,245**	**6 %**	**(24)%**
Equity in (loss) income of investees	(17,045)	21,452	20,049	N/A	(7)%
Interest expense	(487)	(596)	(1,165)	139 %	95 %
Interest income	24	901	423	1,663 %	(53)%
Non-operating (expense) income	(275)	(935)	3,603	N/A	N/A
Consolidated variable interest entities related:					
Equity in (loss) income of investees	(4,158)	115	229	N/A	99 %
Unrealized gains (loss)	—	2,141	(2,244)	N/A	(205)%
Interest expense	—	(459)	—	N/A	N/A
Total other income (expense)	**(21,941)**	**22,619**	**20,895**	**N/A**	**(8)%**
Income before income taxes	**6,892**	**68,481**	**56,645**	**722 %**	**(17)%**
Income tax expense	1,924	3,895	11,964	522 %	207 %
Net income	**4,968**	**64,586**	**44,681**	**799 %**	**(31)%**
Less: (Loss) income attributable to non-controlling interests in general partnerships	(2,010)	96	213	N/A	122 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	3,732	23,437	19,296	417 %	(18)%
Less: Income (loss) attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	—	1,293	(2,996)	N/A	(332)%
Net income attributable to Hamilton Lane Incorporated	**$3,246**	**$39,760**	**$28,168**	**768 %**	**(29)%**
Basic earnings per share of Class A common stock	$0.11	$1.01	$0.78	609 %	(23)%
Diluted earnings per share of Class A Common stock	$0.11	$1.00	$0.78	609 %	(22)%
Weighted-average shares of Class A common stock outstanding - basic	30,237,450	34,938,487	36,003,089		
Weighted-average shares of Class A common stock outstanding - diluted	30,440,152	35,185,882	36,128,994		

Hamilton Lane I Global Leader in the Private Markets

14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2020	March 31, 2021	June 30, 2021	YoY Change %	QoQ Change %
Adjusted EBITDA[1]					
Management and advisory fees	$67,267	$80,531	$73,884	10 %	(8)%
Total expenses	40,911	57,015	43,245	6 %	(24)%
Less:					
Incentive fee related compensation[2]	(1,173)	(10,610)	(2,383)	103 %	(78)%
SPAC related compensation	—	(1,686)	—	N/A	N/A
SPAC related general, administrative and other expenses	—	(378)	(359)	N/A	(5)%
Management fee related expenses	39,738	44,341	40,503	2 %	(9)%
Fee Related Earnings	**$27,529**	**$36,191**	**$33,381**	**21 %**	**(8)%**
Fee Related Earnings Margin	**41 %**	**45 %**	**45 %**		
Incentive fees	2,477	22,346	5,111	106 %	(77)%
Incentive fees attributable to non-controlling interests	(8)	(21)	(95)	1,088 %	352 %
Incentive fee related compensation[2]	(1,173)	(10,610)	(2,383)	103 %	(78)%
SPAC related compensation	—	(1,686)	—	N/A	N/A
Interest income	24	901	423	1,663 %	(53)%
Equity-based compensation	1,748	1,769	2,341	34 %	32 %
Depreciation and amortization	1,004	1,152	1,378	37 %	20 %
Adjusted EBITDA	**$31,601**	**$50,042**	**$40,156**	**27 %**	**(20)%**
Adjusted EBITDA Margin	**45 %**	**49 %**	**51 %**		
Non-GAAP earnings per share[1]					
Net income attributable to Hamilton Lane Incorporated	**$3,246**	**$39,760**	**$28,168**	**768 %**	**(29)%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	3,732	23,437	19,296	417 %	(18)%
Income tax expense	1,924	3,895	11,964	522 %	207 %
Adjusted pre-tax net income	**8,902**	**67,092**	**59,428**	**568 %**	**(11)%**
Adjusted income taxes[3]	(2,110)	(16,093)	(14,144)	570 %	(12)%
Adjusted net income	**$6,792**	**$50,999**	**$45,284**	**567 %**	**(11)%**
Adjusted shares outstanding[4]	**53,573,570**	**53,675,223**	**53,682,228**		
Non-GAAP earnings per share	**$0.13**	**$0.95**	**$0.84**	**546 %**	**(12)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.7% for the three month periods ended June 30, 2021 and 2020, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

15

16Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended, (Dollars in thousands) June 30, 2020 March 31, 2021 June 30, 2021 YoY Change % QoQ Change % Management and advisory fees Specialized funds $32,231 $45,920 $33,388 4% (27) % Customized separate accounts 23,515 23,363 24,500 4% 5 % Advisory 6,765 6,511 6,366 (6) % (2) % Reporting and other 2,836 3,041 5,282 86% 74 % Distribution management 1,727 1,410 4,121 139% 192 % Fund reimbursement revenue 193 286 227 18% (21) % Total management and advisory fees $67,267 $80,531 $73,884 10% (8) % Reporting and other: 13% Customized separate accounts: 33% Specialized funds: 45% Advisory: 9% Three Months Ended June 30, 2021

Incentive Fees

(Dollars in thousands)	Three Months Ended June 30, 2020	March 31, 2021	June 30, 2021	YoY Change %	QoQ Change %
Incentive fees					
Secondary Fund II	$159	$264	$30	(81)%	(89)%
Co-investment Fund II	233	20	2,747	1,079 %	13,635 %
Other specialized funds	1,826	9,088	1,629	(11)%	(82)%
Customized separate accounts	259	12,974	705	172 %	(95)%
Incentive fees	**$2,477**	**$22,346**	**$5,111**	**106 %**	**(77)%**

	As of June 30, 2020	March 31, 2021	June 30, 2021	YoY Change %	QoQ Change %
Allocated carried interest					
Secondary Fund II	$2,832	$1,020	$917	(68)%	(10)%
Secondary Fund III	27,468	35,088	33,344	21 %	(5)%
Secondary Fund IV	40,304	94,056	112,965	180 %	20 %
Secondary Fund V	—	36,723	45,692	N/A	24 %
Co-investment Fund II	27,338	21,767	20,377	(25)%	(6)%
Co-investment Fund III	37,806	88,229	107,876	185 %	22 %
Co-investment Fund IV	—	37,671	73,402	N/A	95 %
Other specialized funds	60,236	125,312	148,401	146 %	18 %
Customized separate accounts	114,931	208,906	265,782	131 %	27 %
Total allocated carried interest	**$310,915**	**$648,772**	**$808,756**	**160 %**	**25 %**

Hamilton Lane I Global Leader in the Private Markets

17

18Hamilton Lane l Global Leader in the Private Markets Assets Under Management (Dollars in millions) June 30, 2020 March 31, 2021 June 30, 2021 YoY Change % QoQ Change % Assets under management / advisement Assets under management $68,269 $87,816 $91,668 34% 4 % Assets under advisement 447,312 630,740 665,024 49% 5 % Total assets under management /advisement $515,581 $718,556 $756,692 47% 5 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $24,545 $25,026 $25,664 5% 3 % Contributions 1,009 2,330 1,573 56% (32) % Distributions (1,110) (1,936) (1,007) (9) % (48) % Foreign exchange, market value and other (158) 244 147 N/A (40) % Balance, end of period $24,286 $25,664 $26,377 9% 3 % Specialized funds Balance, beginning of period $14,118 $15,167 $16,341 16% 8 % Contributions 791 1,361 936 18% (31) % Distributions (195) (211) (941) 383% 346 % Foreign exchange, market value and other 6 24 48 700% 100 % Balance, end of period $14,720 $16,341 $16,384 11% 0 % Total Balance, beginning of period $38,663 $40,193 $42,005 9% 5 % Contributions 1,800 3,691 2,509 39% (32) % Distributions (1,305) (2,147) (1,948) 49% (9) % Foreign exchange, market value and other (152) 268 195 N/A (27) % Balance, end of period $39,006 $42,005 $42,761 10% 2%

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2021 June 30, 2021 Assets Cash and cash equivalents $87,025 $73,124 Restricted cash 3,041 3,048 Fees receivable 29,202 29,047 Prepaid expenses 6,143 5,998 Due from related parties 2,495 2,359 Furniture, fixtures and equipment, net 23,308 27,091 Lease right-of-use assets, net 64,384 61,916 Investments 368,836 377,988 Deferred income taxes 251,949 243,989 Other assets 17,821 31,672 Assets of consolidated variable interest entities: Cash and cash equivalents 311 76 Investments held in trust 276,003 276,019 Investments 4,787 5,942 Other assets 1,214 1,033 Total Assets $1,136,519 $1,139,302 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,173 $3,154 Accrued compensation and benefits 29,415 31,604 Accrued members' distributions 16,877 10,733 Accrued dividend 11,201 12,600 Debt 163,175 147,648 Payable to related parties pursuant to tax receivable agreement 194,764 194,225 Lease liabilities 75,281 76,257 Other liabilities (includes $17,381 and $17,537 at fair value) 36,122 28,160 Liabilities of consolidated variable interest entities: Other liabilities 17,310 19,497 Total liabilities 546,318 523,878 Redeemable non-controlling interests 276,000 276,000 Total equity 314,201 339,424 Total liabilities, redeemable non-controlling interests and equity $1,136,519 $1,139,302

20Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended (Dollars in thousands) June 30, 2020 June 30, 2021 Operating activities Net income $4,968 $44,681 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,004 1,378 Change in deferred income taxes (638) 7,960 Change in payable to related parties pursuant to tax receivable agreement — (539) Equity-based compensation 1,748 2,341 Equity in loss (income) of investees 17,045 (20,049) Fair value adjustment of other investment — (3,455) Proceeds received from investments 157 3,381 Non-cash lease expense 822 3,522 Other 23 (849) Changes in operating assets and liabilities 18,168 (8,126) Consolidated variable interest entities related 4,158 2,144 Net cash provided by operating activities $47,455 $32,389 Investing activities Purchase of furniture, fixtures and equipment (998) (4,535) Purchase of other investments — (298) Cash paid for acquisition of business — (10,096) Distribution from investment valued under the measurement alternative — 12,739 Distributions received from investments 4,162 13,281 Contributions to investments (9,238) (15,522) Net cash used in investing activities $(6,074) $(4,431) Financing activities Proceeds from offerings 204,979 — Purchase of membership interests (204,979) — Repayments of debt — (469) Repayment of revolver — (15,000) Repurchase of Class B common stock (2) — Repurchase of Class A shares for employee tax withholding — (68) Proceeds received from issuance of shares under Employee Share Purchase Plan 339 397 Payments to related parties, pursuant to tax receivable agreement (36) — Dividends paid (8,027) (11,201) Other — (74) Members' distributions paid (12,429) (15,809) Consolidated variable interest entities related (188) 137 Net cash used in financing activities $(20,343) $(42,087) Effect of exchange rate changes on cash and cash equivalents (10) — Increase (decrease) in cash, cash equivalents, and restricted cash 21,028 (14,129) Cash, cash equivalents, and restricted cash at beginning of the period 53,210 90,377 Cash, cash equivalents, and restricted cash at end of the period $74,238 $76,248

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2016	Year Ended March 31, 2021	Three Months Ended, June 30, 2020	Three Months Ended, March 31, 2021	Three Months Ended, June 30, 2021
Net income attributable to Hamilton Lane Incorporated	**$0**	**$98,022**	**$3,246**	**$39,760**	**$28,168**
(Loss) income attributable to non-controlling interests in general partnerships	(1,255)	(250)	(2,010)	96	213
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	57,107	69,720	3,732	23,437	19,296
Income (loss) attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	1,293	–	1,293	(2,996)
Incentive fees	(23,167)	(52,191)	(2,477)	(22,346)	(5,111)
Incentive fee related compensation[1]	31,714	24,438	1,173	10,610	2,383
SPAC related compensation	–	1,686	–	1,686	–
SPAC related general, administrative and other expenses	–	378	–	378	359
Interest income	(194)	(1,676)	(24)	(901)	(423)
Interest expense	12,641	2,503	487	1,055	1,165
Income tax expense	869	24,417	1,924	3,895	11,964
Equity in (income) loss of investees	(1,518)	(30,266)	21,203	(21,567)	(20,278)
Non-operating (income) expense	(5,816)	(8,035)	275	(1,205)	(1,359)
Fee Related Earnings	**$70,381**	**$130,039**	**$27,529**	**$36,191**	**$33,381**
Depreciation and amortization	2,027	4,134	1,004	1,152	1,378
Equity-based compensation	3,730	7,079	1,748	1,769	2,341
Incentive fees	23,167	52,191	2,477	22,346	5,111
Incentive fees attributable to non-controlling interests	–	(756)	(8)	(21)	(95)
Incentive fee related compensation[1]	(31,714)	(24,438)	(1,173)	(10,610)	(2,383)
SPAC related compensation	–	(1,686)	–	(1,686)	–
Interest income	194	1,676	24	901	423
Adjusted EBITDA	**$67,785**	**$168,239**	**$31,601**	**$50,042**	**$40,156**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$3,246**	**$39,760**	**$28,168**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			3,732	23,437	19,296
Income tax expense			1,924	3,895	11,964
Adjusted pre-tax net income			**8,902**	**67,092**	**59,428**
Adjusted income taxes[2]			(2,110)	(16,093)	(14,144)
Adjusted net income			**$6,792**	**$50,999**	**$45,284**
Weighted-average shares of Class A common stock outstanding - diluted			30,440,152	35,185,882	36,128,994
Exchange of Class B and Class C units in HLA[3]			23,133,418	18,489,341	17,553,234
Adjusted shares outstanding			**53,573,570**	**53,675,223**	**53,682,228**
Non-GAAP earnings per share			**$0.13**	**$0.95**	**$0.84**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.7% for the three month periods ended June 30, 2021 and 2020, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%.
3 Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

21

22Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

23Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as amended, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of August 3, 2021